SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 19, 1998


                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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           Georgia                   1-6468                  58-0257110
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
      of incorporation)              Number)                    No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia             30308
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code       (404) 506-6526
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5.         Other Events.
                On November 19, 1998, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $200,000,000 aggregate principal amount of its Series B 6.60% Senior Notes due December 31, 2038 (the "Series B Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-43895, 333-43895-01, 333-43895-02 and 333-43895-03) of the Company.
Incorporation of Certain Documents by Reference
                Pursuant to Rule 411 of Regulation C under the Securities Act and in reliance on Ambac Assurance Corporation, SEC No-Action Letter (December 19, 1996), the Company does hereby incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 31, 1998) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-43895, 333-43895-01, 333-43895-02 and 333-43895-03) and (iii) the prospectus supplement dated November 19, 1998 relating to the Series B Senior Notes filed pursuant to Rule 424(b) under the Securities Act.
                In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG Peat Marwick LLP, independent accountants for Ambac Assurance Corporation, insurer of the Series B Senior Notes, to the use of its name and the incorporation by reference of their report in such prospectus supplement. The consent of KPMG Peat Marwick LLP is filed herewith as Exhibit 23.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                  1 Underwriting Agreement, dated November 19, 1998, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated and Salomon Smith Barney Inc., as the Representatives of the Underwriters.

                  4.2 Second Supplemental Indenture to Senior Note Indenture dated as of November 25, 1998, providing for the issuance of the Company's Series B 6.60% Senior Notes due December 31, 2038.

                  4.7      Form of Series B 6.60% Senior Note (included in
                           Exhibit 4.2 above).

                  12.1     Computation of ratio of earnings to fixed charges.

                  12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis).

                  15       Letter re unaudited interim financial information.

                  23.1     Consent of Troutman Sanders LLP.

                  23.2     Consent of KPMG Peat Marwick LLP.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 25, 1998                 GEORGIA POWER COMPANY



                                            By      /s/Wayne Boston
                                                       Wayne Boston
                                                    Assistant Secretary